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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 7, 2005


                             NABORS INDUSTRIES LTD.
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             (Exact name of registrant as specified in its charter)

 BERMUDA                                000-49887                980363970
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(State of other jurisdiction     (Commission                  (IRS Employer
of incorporation)                File Number)               Identification No.)


                      2ND FL. INTERNATIONAL TRADING CENTRE
                                    WARRENS
                                 P.O. BOX 905E
                           ST. MICHAEL, BARBADOS                      N/A
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                 (Address of principal executive offices)           (Zip Code)


                                 (246) 421-9471
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 25, 2005, the Board of Directors of Nabors Industries Ltd. (the "Company") approved, subject to the receipt of shareholder approval, an amendment to the 2003 Employee Stock Plan (the "Plan") to make nonemployee directors eligible to receive awards of restricted stock under the Plan. On June 7, 2005, the Company's shareholders approved this amendment at the annual meeting of shareholders. The Plan is attached to the Company's 2005 Proxy Statement, which was filed on May 9, 2005 with the Securities and Exchange Commission.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NABORS INDUSTRIES LTD.


                                   By:  /s/ Daniel McLachlin
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                                   Daniel McLachlin
                                   Vice President-Administration & Secretary